To:	TIP Members and Prospective Members

From:	TIFF Investment Program, Inc.

Date:	June 28, 2006

Re:	TIP Update

We recently wrote to you to let you know that we are evaluating whether the optimal structure for TIFF’s marketable investments offerings continues to be SEC-registered mutual funds. (A copy of prior correspondence relating to this matter can be found, together with TIP’s prospectus, on the TIFF website at www.tiff.org.) Our evaluation continues and no formal recommendations to the TIP board have been made at this time.

The chief purpose of this update is to let you know that the Board of Directors has determined that, effective June 30, 2006, TIFF Multi-Asset Fund (MAF), TIFF International Equity Fund (IEF) and TIFF U.S Equity Fund (USEF) will accept as new members only those non-profit organizations that are “qualified purchasers,” as defined in Section 2(a)(51) of the Investment Company Act of 1940. Qualified purchaser status contemplates, among other criteria, that an institution “owns and invests on a discretionary basis not less than $25 million in investments.”

As described in the enclosed prospectus supplement, under current regulations, if TIP were no longer registered as a mutual fund with the Securities and Exchange Commission, each of the funds could accept investments from only those organizations having total assets of at least $5 million and may be required to limit to 100 the number of investors in each fund having total assets in excess of $5 million that are not qualified purchasers. The number of MAF members that would be counted toward the limit just mentioned is very close to, if not in excess of, 100 at this writing, and the number of IEF and USEF members taken together may be nearing that limit. Importantly, once this limit is exceeded, TIFF may not be able to accommodate in unregistered vehicles all endowed charities seeking to invest through it. Accordingly, in an effort to avoid having to require members to redeem in the event that TIP ceases to be registered, we believe it is appropriate for TIP to require that all new members of MAF, IEF or USEF be qualified purchasers.

Additional information regarding this new eligibility requirement is included in the enclosed prospectus supplement. The changes described in this letter do not affect TIFF Government Bond Fund or TIFF Short-Term Fund, each of which continues to be open to non-profit organizations having total assets in excess of $5 million, as described in the prospectus supplement dated April 30, 2006.

Current MAF, IEF and USEF members may continue to make additional contributions to their accounts.

We will update you from time to time of our progress on this evaluation. In the meantime, if you have any questions, please call TIFF Member Services at 434-817-8200.

TIFF Investment Program, Inc. (TIP)
Supplement dated June 28, 2006,
to the Prospectus dated April 30, 2006

The following information related to TIFF Multi-Asset Fund (“MAF”), TIFF International Equity Fund (“IEF”) and TIFF US Equity Fund (“USEF”) supplements the information on page 15 of the Prospectus under the heading Asset Size in the section entitled Eligible Investors and the Supplement dated April 30, 2006, to the Prospectus dated April 30, 2006. The Supplement dated April 30, 2006, continues to apply with respect to TIFF Government Bond Fund (“GBF”) and TIFF Short-Term Fund (“STF”).

Effective as of the close of business on June 30, 2006 (the “Effective Date”), MAF, IEF and USEF are open only to organizations that meet the eligibility criteria set forth under the heading Eligibility Criteria and are “qualified purchasers,” as defined in Section 2(a)(51) of the Investment Company Act of 1940, as amended (the “1940 Act”). The term “qualified purchaser” includes, among others, institutions that own and invest on a discretionary basis not less than $25 million in investments. All members that are shareholders of record of MAF, IEF or USEF prior to the close of business on the Effective Date, including those that are not qualified purchasers, will be able to purchase additional shares in their existing MAF, IEF or USEF account(s) through new purchases, including purchases through reinvestment of dividends and capital gains distributions, and exchanges. A member that is an existing shareholder in GBF or STF, but is not an existing shareholder in MAF, IEF or USEF as of the Effective Date and is not a qualified purchaser, will not be permitted to open a new account in MAF, IEF or USEF after the Effective Date. If a member that is not a qualified purchaser redeems all of the shares in its MAF, IEF or USEF account, the account will be closed and the member will not be permitted to reopen the account or purchase additional shares in the account after the Effective Date for so long as the eligibility criteria require investors to be qualified purchasers.

In order to be considered a shareholder of record of a fund prior to the Effective Date, an organization must have established an account in that fund in good order by submitting an account application and the required accompanying documentation and wiring Federal Funds to TIP’s custodian and transfer agent (detailed instructions are included in the prospectus) by the close of business on the Effective Date. If an organization that is not a qualified purchaser has not established an MAF, IEF or USEF account in good order prior to the Effective Date but (1) requested and received a prospectus after January 1, 2006, but prior to the date of this Supplement (June 28, 2006) or (2) is an organization to which an investment presentation about MAF, IEF or USEF was made after January 1, 2006, but prior to the date of this Supplement, it will be permitted to open an account, in MAF, IEF or USEF, as applicable, provided that it does so by September 21, 2006, and further provided that such organization has total assets in excess of $5 million, determined in the manner contemplated in the definition of “accredited investor” in Rule 501(a) under the Securities Act of 1933, as amended, and Securities and Exchange Commission (“SEC”) interpretations thereof.

Any organization that is not a qualified purchaser should carefully consider whether it would be in its best interest to establish a new account in MAF, IEF or USEF at this time. In prior correspondence, TIP announced that it was conducting a review to determine whether to continue its status as a registered mutual fund. There are several different structures that each TIP fund could adopt if TIP were no longer registered as a mutual fund with the SEC. As an unregistered vehicle, under applicable regulations, each current TIP fund could no longer accept investors having less than $5 million in total assets. Under one possible structure being evaluated, TIFF funds may be required to limit to 100 the number of members having assets in excess of $5 million that are not qualified purchasers. The number of MAF members that would be counted toward the 100-member limit may now be close to, if not in excess of, 100, and the number of IEF and USEF members taken together may be nearing that limit. If that 100 limit is exceeded, TIP may not be able to accommodate all such members in unregistered vehicles. Therefore, in an effort to avoid having to redeem members in the event that TIP ceases to be registered, TIP has determined at this time to accept as additional members into MAF, IEF or USEF only qualified purchasers.

TIP reserves the right to revise at any time the eligibility criteria or the requirement that an organization be a qualified purchaser in order to become an MAF, IEF or USEF member.

The following sentence modifies the last sentence under the heading Investment Minimums on pages 24-25:

As noted above in the section entitled Eligible Investors, TIP requires that any organization wishing to become an MAF, IEF or USEF member be a qualified purchaser, as defined in Section 2(a)(51) in the 1940 Act and the rules thereunder.

The following supplements the information under the heading Exchange Privilege on page 26:

For members that are qualified purchasers, shares of any TIP fund may be exchanged for shares of any other TIP fund, including MAF, IEF and USEF. For members that are not qualified purchasers, shares of one TIP fund may not be exchanged for MAF, IEF or USEF shares unless the member then has an existing account in the fund into which the Member wishes to exchange. Members that wish to establish a new MAF, IEF or USEF account through an exchange transaction will be required to certify that they are qualified purchasers.

The following supplements the information under the heading Distribution Options on page 26:

For members that are qualified purchasers, distributions may be reinvested in any TIP fund. For members that are not qualified purchasers, distributions may be reinvested in MAF, IEF or USEF only if the member then has an existing account in such fund.